UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported) September 17, 2003

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                       000-19404                   95-4359228
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)



                              11108 NE 106TH PLACE
                           KIRKLAND, WASHINGTON 98033
                    (Address of principal executive offices)

                                 (425) 869-7410
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



  (c)   Exhibits.


    99.1    Press release dated September 17, 2003.




ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 17, 2003 American United Global, Inc. (the "Company") issued a press release announcing the Company's signing of a contract to acquire the remaining 45% of the capital stock of New York Medical, Inc. and pro-forma results of operations for the six months ended June 30, 2003. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



AMERICAN UNITED GLOBAL, INC.

By:

   /s/    David M. Barnes
          -------------------
          David M. Barnes
          Chief Financial Officer





September 24, 2003



EXHIBIT INDEX

99.1    Press release dated September 17, 2003.